Participation In The U.S. Treasury Capital Purchase Program	12 Months Ended
Dec. 31, 2013
Participation In The U.S. Treasury Capital Purchase Program [Abstract]
Participation In U S Treasury Capital Purchase Program
Participation in the U.S. Treasury Capital Purchase Program (CPP)
On December 23, 2008, Park issued $100 million of Fixed-Rate Cumulative Perpetual Preferred Shares, Series A, with a liquidation preference of $1,000 per share (the “Series A Preferred Shares”), associated with Park's participation in the CPP. As part of its participation in the CPP, Park also issued a warrant to the U.S. Treasury to purchase 227,376 common shares (the “Warrant”).

On April 25, 2012, Park entered into a Letter Agreement with the U.S. Treasury pursuant to which Park repurchased the 100,000 Series A Preferred Shares for a purchase price of $100 million plus a pro rata accrued and unpaid dividend. Total consideration of $101.0 million included accrued and unpaid dividends of $1.0 million. In addition to the accrued and unpaid dividends of $1.0 million, the charge to retained earnings, resulting from the repurchase of the Series A Preferred Shares, was $1.6 million on April 25, 2012.

On May 2, 2012, Park entered into a Letter Agreement pursuant to which Park repurchased from the U.S. Treasury the Warrant to purchase 227,376 Park common shares in full for consideration of $2.8 million, or $12.50 per Park common share.